                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                AUTOIMMUNE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                 AUTOIMMUNE, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                                AUTOIMMUNE INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held on May 23, 2002

   The Annual Meeting of Shareholders of AutoImmune Inc. will be held on Thursday, May 23, 2002 at 11:00 o'clock in the morning, Eastern Time, at the Louis D. Brandeis Conference Center, 16th Floor, Nutter McClennen & Fish, LLP, One International Place, Boston, Massachusetts, for the following purposes:

    1. To elect a Board of Directors to serve for the ensuing year and until their successors are duly elected and qualified.

    2. To consider and act upon such other business and matters or proposals as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

   The Board of Directors has fixed April 4, 2002 as the record date for determining the shareholders having the right to receive notice of and to vote at the Annual Meeting.

   AutoImmune is mailing this proxy statement and the related proxy on or about April 11, 2002 to its shareholders of record on April 4, 2002.

                                          By Order of the Board of Directors

                                          /s/ Constantine Alexander


                                          Constantine Alexander
                                          Secretary

Pasadena, California
April 11, 2002

   IF YOU DO NOT EXPECT TO BE PRESENT AT THIS MEETING AND WISH YOUR SHARES OF CAPITAL STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                                AUTOIMMUNE INC.

                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                                 May 23, 2002

   This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of AutoImmune Inc. ("AutoImmune") of proxies for use at AutoImmune's Annual Meeting of Shareholders to be held, pursuant to the accompanying Notice of Annual Meeting, on Thursday, May 23, 2002, and at any adjournment or adjournments thereof (the "Annual Meeting"). Action will be taken at the Annual Meeting to elect a Board of Directors to serve for the ensuing year and until their successors are duly elected and qualified.

   Shares of AutoImmune common stock, par value $0.01 per share ("Common Stock"), represented by a properly executed proxy received and not revoked before the Annual Meeting will be voted as directed in the proxy. If a proxy is signed and returned, but does not specify how the shares represented by the proxy are to be voted, the proxy will be voted FOR the election of the nominees named therein and in such manner as the proxies shall decide on any other matters that may properly come before the Annual Meeting.

   AutoImmune's principal mailing address is 1199 Madia Street, Pasadena, CA 91103.

                   ANNUAL REPORT AND INDEPENDENT ACCOUNTANTS

   AutoImmune's Annual Report to Shareholders for the fiscal year ended December 31, 2001, including AutoImmune's financial statements and PricewaterhouseCoopers LLP's report on the financial statements, is being mailed with this proxy statement to each of AutoImmune's shareholders of record on April 4, 2002. The Board of Directors intends to select PricewaterhouseCoopers LLP as AutoImmune's independent accountants for the current fiscal year. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                               VOTING SECURITIES

   The holders of record of shares of Common Stock on April 4, 2002 may vote at the Annual Meeting. On that date, there were 16,919,623 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter listed in the Notice of Annual Meeting. If a quorum is present at the Annual Meeting, the directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares entitled to vote. Votes may be cast in favor of a nominee for director or withheld. Votes that are withheld will have no effect on the outcome of the election of directors.

   Any shareholder giving a proxy prior to the Annual Meeting has the power to revoke it at any time before it is exercised by a written revocation received by the Secretary of AutoImmune or by executing and returning a proxy bearing a later date. Any shareholder of record attending the Annual Meeting may vote in person, whether or not a proxy has been previously given, but the mere presence of a shareholder at the Annual Meeting will not constitute revocation of a previously given proxy. In addition, shareholders whose shares of Common Stock are not registered in their own name will need to obtain a legal proxy from the record holder of such shares to vote in person at the Annual Meeting.

                             ELECTION OF DIRECTORS

   AutoImmune's By-laws provide that the number of directors that shall constitute the Board of Directors shall be determined by the Board of Directors from time to time, but in no event shall the number of directors be less than three. AutoImmune's Board of Directors has currently set the number of directors at five.

   It is the intention of the persons named as proxies in the accompanying form of proxy (unless authority to vote therefor is specifically withheld) to vote for the election of the persons named in the following table, all of whom are now directors of AutoImmune, to serve for the ensuing year and until their successors are elected and qualified. In the event that any of the nominees becomes unavailable (which is not now anticipated by AutoImmune), the persons named as proxies have discretionary authority to vote for a substitute. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve if elected.

                                                  Director
                      Name                    Age  Since
                      ----                    --- --------
                      Robert C. Bishop, Ph.D. 59    1992
                      Hugh A. D'Andrade...... 63    1994
                      Allan R. Ferguson...... 59    1988
                      R. John Fletcher....... 56    1991
                      Henri A. Termeer....... 56    1992

   Robert C. Bishop, Ph.D. has served as Chairman of the Board since May 1999 and as President and Chief Executive Officer of AutoImmune since he joined AutoImmune in May 1992. Prior to joining AutoImmune, Dr. Bishop held senior management positions at Allergan, Inc., an eye and skin care company, including President, Allergan Medical Optics from 1986 to 1988, Senior Vice President, Corporate Development from December 1988 to August 1989, President, Allergan Pharmaceuticals, Inc. from August 1989 to February 1991 and Group President, Therapeutics from February 1991 to May 1992. Dr. Bishop is also a director of Quintiles Transnational Corp. and Millipore Corporation. Additionally, Dr. Bishop serves as a member of the Board of Trustees/Managers for the MFS/Sun Life Series Trust and Compass Management Accounts at MFS Investment Management and on the Health Care/Life Sciences Board of Advisors for One Equity Capital.

   Hugh A. D'Andrade is currently retired. Mr. D'Andrade was Vice Chairman and Chief Administrative Officer of Schering-Plough Corporation from January 1996 until December 2000 and was Executive Vice President (Administration) of Schering-Plough Corporation from January 1984 to January 1996. Mr. D'Andrade is also a director of Myriad Genetics, Inc.

   Allan R. Ferguson has been Managing Director of 3i Technology Partners, an international venture capital group, since July 1999. From April 1993 to July 1999, Mr. Ferguson was General Partner of Atlas Venture, an international venture capital fund which invests in early stage health care companies, and leader of its Life Science team. He has also been a Managing Partner of Aspen Venture Partners, L.P., a limited partnership formed to carry on the venture capital activities of 3i Ventures in the United States, since March 1991. Mr. Ferguson is also a director of Yet2.com and First To File, Inc.

   R. John Fletcher is the founder and Chief Executive Officer of Fletcher Spaght, Inc., a management consulting firm founded in 1983 which specializes in strategy development for high technology and health care businesses. Mr. Fletcher is also a director of Nitinol Medical Technologies, Inc. and Spectranetics, Inc.

   Henri A. Termeer has been President since 1983, Chief Executive Officer since 1985 and Chairman of the Board of Directors since 1988 of Genzyme Corporation, an international health care company that develops, manufactures and markets its own products. Mr. Termeer is also a director of ABIOMED, Inc., Genzyme Corporation, Genzyme Transgenics Corp. and Diacrin, Inc. Mr. Termeer is a Trustee of Hambrecht & Quist

Healthcare Investors, Inc. and Hambrecht & Quist Life Sciences, Inc., closed-end investment companies whose investment advisor is Hambrecht & Quist Capital Management Incorporated, an affiliate of Hambrecht & Quist LLC.

Committees of the Board of Directors

   The Board of Directors currently has the following two standing committees:

      (a) Compensation Committee, consisting of Messrs. Ferguson, Fletcher and Termeer, the function of which is to review compensation paid to AutoImmune's officers and employees and to administer AutoImmune's stock option plans.

      (b) Audit Committee, consisting of Messrs. Ferguson, Fletcher and Termeer, the function of which is to consult with AutoImmune's independent auditors to ascertain compliance with appropriate audit procedures. The members of the audit committee are "independent" as that term is defined in the National Association of Securities Dealers Listing Standards. The Audit Committee operates under a written charter adopted by the Board of Directors, which is included in this Proxy Statement as Exhibit A.

   During fiscal year 2001, the Board of Directors met four times, the Compensation Committee met one time and the Audit Committee met two times. Each director attended at least 75% of the aggregate of the meetings of the Board of Directors and the meetings of the committees on which he served that were held in fiscal year 2001 during the period that he served, except for Mr. Fletcher who did not attend two meetings of the Board of Directors.

Certain Information Concerning the Board of Directors

   Pursuant to the Stock Option Plan for Nonemployee Directors (the "Nonemployee Director Plan"), each director who is not an employee of AutoImmune automatically receives an option to purchase 25,000 shares of Common Stock immediately following the annual meeting of shareholders at which he is first elected and an option to purchase 6,500 shares of Common Stock annually thereafter if he continues to be eligible under the terms of the Nonemployee Director Plan. Each nonemployee director who is a member of any standing committee of the Board of Directors automatically receives an additional option to purchase 1,000 shares of Common Stock immediately following his first election to a standing committee of the Board of Directors (a "Committee Initial Grant"). An option to purchase 1,000 shares of Common Stock is automatically granted every four years to a director who continues to be a member of the standing committee for which he received a Committee Initial Grant, provided that the director continues to be eligible under the terms of the Nonemployee Director Plan. The exercise price of options granted under the Nonemployee Director Plan is equal to the closing price of a share of AutoImmune's Common Stock on the Nasdaq National Market on the date the option is granted. The options become exercisable in four equal annual installments commencing one year after the date of grant, provided that the director continues to be eligible under the terms of the Nonemployee Director Plan. During 2001, options to purchase 31,000 shares of Common Stock were granted to nonemployee directors under the Nonemployee Director Plan.

   In addition, each nonemployee director is eligible to receive options to purchase shares of Common Stock under the terms of AutoImmune's 1998 Stock Option Plan. During 2001, there were no options granted to non-employee directors under the 1998 Stock Option Plan.

   Members of the Board of Directors are reimbursed for expenses they incur in attending meetings. Nonemployee directors receive an annual retainer of $6,000 plus $500 for each committee of which they are a member.

   Directors hold office until the next meeting of the shareholders of AutoImmune and until their successors are elected and qualified. There are no family relationships among directors or executive officers of AutoImmune.

Certain Relationships and Related Transactions

   John Fletcher, a director of AutoImmune, is the founder and Chief Executive Officer of Fletcher Spaght, Inc., a management consulting firm. In January 2000, AutoImmune entered into an agreement with Fletcher Spaght under which Fletcher Spaght agreed to assist AutoImmune with the potential launch of COLLORAL(R), AutoImmune's product for the treatment of rheumatoid arthritis, as a non-prescription nutraceutical. In consideration of these services, Fletcher Spaght received a monthly retainer of $10,000 from January 2000 until May 2000. In addition, Fletcher Spaght is entitled to receive a payment of (i) 5% of the amount, if any, that AutoImmune receives for any U.S. rights to COLLORAL in a transaction consummated on or before December 31, 2001 less (ii) the amount of retainer fees received by Fletcher Spaght under this agreement. In April 2001, the agreement was amended to reduce the amount Fletcher Spaght is entitled to receive to 2.5% of the amount that AutoImmune receives for any U.S. rights to COLLORAL in a transaction consummated on or before December 31, 2002.

                            EXECUTIVE COMPENSATION

   The following table contains a summary of the annual, long-term and other compensation paid or accrued during the fiscal years ended December 31, 1999, 2000 and 2001 to those persons who were the Chief Executive Officer and the Director of Finance (the only other executive officer of AutoImmune) in 2001 (collectively, the "Named Executive Officers"). AutoImmune did not grant any restricted stock awards or stock appreciation rights or make any long term incentive plan payouts in 2001.

                          Summary Compensation Table

                                                      Annual
                                                   Compensation    Securities
                                                ------------------ Underlying    All Other
Name and Principal Position                Year Salary($) Bonus($) Options(#) Compensation($)
---------------------------                ---- --------- -------- ---------- ---------------
Robert C. Bishop.......................... 1999  352,750     --      20,000       477,885(2)
  President and Chief Executive Officer(1) 2000  125,881     --          --            --
                                           2001  113,245     --          --            --
Heather A. Ellerkamp...................... 1999  107,971     --      87,000        83,308(2)
  Treasurer and Director of Finance(3).... 2000   61,425     --          --            --
                                           2001   45,683     --          --            --

--------
(1) Dr. Bishop's full time employment by AutoImmune terminated on December 31, 1999. He is still an executive officer of AutoImmune and continues to provide services to AutoImmune.
(2) Represents a severance payment equal to 70 weeks base salary for Dr. Bishop and 38 weeks base salary for Ms. Ellerkamp.
(3) Ms. Ellerkamp's full time employment by AutoImmune terminated on November 19, 1999. She is still an executive officer of AutoImmune and continues to provide services to AutoImmune.

   Effective November 19, 1999 and December 31, 1999, Ms. Ellerkamp and Dr. Bishop, respectively, ceased being employees of AutoImmune and entered into Consulting Agreements with AutoImmune pursuant to which they agreed to provide services similar to those they provided as employees, but on an hourly basis. Dr. Bishop's agreement was amended effective March 1, 2000. Ms. Ellerkamp's agreement was amended effective May 1, 2001. Under the Consulting Agreements, Dr. Bishop receives compensation of $210 per hour for his services and Ms. Ellerkamp receives compensation of $105 per hour for her services.

                       OPTION GRANTS IN LAST FISCAL YEAR

   There were no stock options granted during the fiscal year ended December 31, 2001 to the Named Executive Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

   There were no options exercised by any Named Executive Officer during the fiscal year ended December 31, 2001. The following table sets forth information as of December 31, 2001 concerning unexercised stock options held by the Named Executive Officers.

                                                       Value of Securities
                            Number of Securities     Underlying Unexercised
                           Underlying Unexercised    In-the-Money Options at
                         Options at Fiscal Year End   Fiscal Year End($)(1)
                         -------------------------- -------------------------
    Name                 Exercisable  Unexercisable Exercisable Unexercisable
    ----                 -----------  ------------- ----------- -------------
    Robert C. Bishop....   694,000           --            --           --
    Heather A. Ellerkamp    82,600       40,000       $30,000      $30,000

--------
(1) Based upon a fair market value of $1.28 per share of AutoImmune's Common Stock, which was the closing price per share on December 31, 2001.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The Compensation Committee of the Board of Directors is comprised of three nonemployee directors. The Compensation Committee is responsible for the establishment and administration of AutoImmune's executive compensation program. In addition, the Compensation Committee is responsible for the administration of and the granting of awards under AutoImmune's 1998 Stock Option Plan and the Stock Option Plan for Nonemployee Directors.

   The Compensation Committee's basic policy in setting compensation for AutoImmune's executive officers is to ensure that compensation is (i) designed to align the interests of executive management with the long-term interests of the shareholders and (ii) competitive with the compensation paid by other development stage biotechnology companies in order to attract and retain executives. The Compensation Committee also endeavors to base compensation on each individual's contribution to AutoImmune's success. The Compensation Committee's objective is to have each executive's compensation package contingent on AutoImmune's operational and, ultimately, financial success. The Compensation Committee believes that long term equity-based incentive compensation (in the form of stock options) that is performance driven constitutes a fundamental element of each executive officer's total compensation package. The Compensation Committee's policy generally is that executive officers should have a compensation package that places greater emphasis and dependence upon AutoImmune's success and stock appreciation than on base salary.

   Base Salary. In late 1999, the two remaining executive officers of AutoImmune, Dr. Bishop and Ms. Ellerkamp, ceased being employees of AutoImmune and became consultants to AutoImmune. As consultants, Dr. Bishop and Ms. Ellerkamp are paid on an hourly basis at the rate of $210 per hour and $105 per hour, respectively. The hourly rates are based on their most recent base salaries and on rates charged currently by other consultants providing similar services.

   Incentive Bonus. In fiscal year 2001, there were no incentive bonus payments to AutoImmune's executive officers.

   Stock Options. In fiscal year 2001, there were no grants of incentive stock options to AutoImmune's executive officers.


                                          Respectfully submitted,

                                          Allan R. Ferguson, Chair
                                          R. John Fletcher
                                          Henri A. Termeer

                            AUDIT COMMITTEE REPORT

   The Audit Committee of the Board of Directors is appointed by the Board of Directors and consists of three independent directors. On behalf of the Board of Directors, the Audit Committee oversees AutoImmune's financial reporting process and AutoImmune's system of internal accounting and financial controls. Management is vested with the primary responsibility for the development and maintenance of AutoImmune's financial statements, financial reporting process and system of internal controls. In order to discharge its oversight role effectively, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of AutoImmune and has the power to retain outside legal counsel, auditors or other experts for this purpose.

   AutoImmune's independent auditors, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. Their opinion, titled "Report of Independent Accountants," may be found in the Annual Report on Form 10-K. The Audit Committee reviewed with the independent auditors their judgments as to the quality and acceptability of AutoImmune's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Additionally, the Audit Committee discussed with the independent auditors the auditors' independence from management and from AutoImmune, including the matters in the written disclosures required by the Independence Standards Board.

   In fulfilling its oversight responsibilities for the fiscal year ended December 31, 2001, the Audit Committee reviewed the financial statements published in the Annual Report on Form 10-K with management by examining and discussing the quality and acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. In addition, the Audit Committee discussed with AutoImmune's independent auditors the overall scope and plans for its audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of its examination, its evaluation of AutoImmune's internal controls and the overall quality for AutoImmune's financial reporting.

   The Audit Committee has determined that the provision of non-audit services provided by the independent auditors in fiscal year 2001 is compatible with maintaining PricewaterhouseCoopers LLP's independence.

   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee intends to recommend to the Board of Directors that it select PricewaterhouseCoopers LLP as independent auditors of AutoImmune for the fiscal year ended December 31, 2002.

                                          Respectfully submitted,

                                          R. John Fletcher, Chair
                                          Allan R. Ferguson
                                          Henri A. Termeer

Fees by the Independent Auditor

   Aggregate fees billed to AutoImmune for the fiscal year ended December 31, 2001 by PricewaterhouseCoopers LLP for services are as follows:

      Audit Fees.................................................. $35,000

      Financial Information Systems Design and Implementation Fees      --

      All Other Fees.............................................. $19,181
                                                                   -------
      Total Fees Billed........................................... $54,181
                                                                   =======

               Comparison of Total Return Among AutoImmune Inc.,
                        Nasdaq Pharmaceutical Index and
                          the Nasdaq Composite Index

   The following graph compares, for the five year period commencing on December 31, 1996 and ending on December 31, 2001, the cumulative total return of AutoImmune's Common Stock with the Nasdaq Pharmaceutical Index and the Nasdaq Composite Index, assuming the investment of $100 on December 31, 1996 and the reinvestment of any dividends.

                                [GRAPH AND CHART]

                                         Nasdaq           Nasdaq
                                      Pharmaceutical     Composite
                        AutoImmune       Index          Index (U.S.)
                        ----------       -----          ------------
      31-Dec-96           $100           $100             $100
      31-Dec-97             22            103              123
      31-Dec-98             15            132              172
      31-Dec-99              5            245              312
      31-Dec-00             10            308              193
      31-Dec-01              8            263              153

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information regarding the beneficial ownership of AutoImmune's Common Stock as of March 5, 2002 by (i) those persons known to AutoImmune to be the beneficial owners of more than five percent of the outstanding shares of Common Stock of AutoImmune, (ii) each director of AutoImmune, (iii) the Named Executive Officers and (iv) all directors and executive officers of AutoImmune as a group. This information has been furnished by the persons named in the table below or in filings made with the Securities and Exchange Commission. Where the number of shares set forth below includes shares beneficially owned by spouses and minor children, the named persons disclaim any beneficial interest in the shares so included.

                                                   Amount and
                                                   Nature of     Percent of
                                                   Beneficial      Common
    Name and Address of Beneficial Owners         Ownership(1)    Stock(2)
    -------------------------------------         ------------   ----------
    Five Percent or Greater Shareholders
    Andrew H. Tisch and others...................  1,386,600(3)      8.2%
       667 Madison Avenue
       New York, NY 10021
    Eastbourne Capital Management, L.L.C.........  2,085,600(4)     12.3%
       1101 Fifth Avenue, Suite 160
       San Rafael, CA 94901
    BVF Partners L.P.............................  3,424,597(5)     20.2%
       227 West Monroe Street, Suite 4800
       Chicago, IL 60606

    Directors
    Robert C. Bishop.............................    753,339(6)      4.3%
    Hugh A. D'Andrade............................    121,750(7)        *
    Allan R. Ferguson............................     81,703(8)        *
    R. John Fletcher.............................     60,060(9)        *
    Henri A. Termeer.............................     73,750(10)       *

    Named Executive Officers
    Robert C. Bishop.............................    753,339(6)      4.3%
    Heather A. Ellerkamp.........................     85,819(11)       *
    Directors and officers as a group (6 persons)  1,176,421(12)     6.6%

--------
  * Less than 1%
 (1) Except as otherwise noted, each person referenced in the table has sole voting and investment power with respect to such person's shares.
 (2) Percentages in the table are based upon 16,919,623 shares of common stock outstanding as of March 5, 2002.
 (3) Includes 325,200 shares of Common Stock held by Andrew H. Tisch, 325,200 shares of Common Stock held by Daniel R. Tisch, 325,200 shares of Common Stock held by James S. Tisch, 325,200 shares of Common Stock held by Thomas J. Tisch, 59,700 shares of Common Stock held by FBB Associates, 13,050 shares of Common Stock held by Baker/Tisch Investments, L.P. and 13,050 shares of Common Stock held by Baker Bros. Investments, L.P. Each of Andrew H. Tisch, Daniel R. Tisch, James S. Tisch and Thomas J. Tisch have shared voting and investment power with respect to all of the 325,200 shares of Common Stock held by each other person. Julian C. Baker and Felix G. Baker may be deemed to be beneficial owners of shares owned by Baker/Tisch Investments, L.P., Baker Bros. Investments, L.P. and FBB Associates, a general partnership, and have shared voting and investment power with respect to 85,800 shares of Common Stock. This information is provided pursuant to a Schedule 13G filed with the Securities and Exchange Commission on February 8, 2002.

 (4) Includes 1,042,800 shares of Common Stock held by Eastbourne Capital Management LLC and 1,042,800 shares of Common Stock held by Richard Jon Barry. Each of Eastbourne Capital Management LLC and Richard Jon Barry share voting and investment power over the other person or entities 1,042,800 shares of Common Stock. This information is provided pursuant to an Amendment to Schedule 13G filed with the Securities and Exchange Commission on February 1, 2002.
 (5) Includes 1,350,729 shares of Common Stock held by Biotechnology Value Fund, L.P., 571,163 shares of Common Stock held by Biotechnology Value Fund II, L.P., 1,331,455 shares of Common Stock held by BVF Investments, L.L.C. and 171,250 shares of Common Stock held by Investment 10, LLC, a managed account. Each of Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P. and BVF Investments, L.L.C. share with BVF Partners L.P. voting and investment power over the shares of Common Stock each such entity beneficially owns. BVF Partners L.P. and BVF Inc. share voting and investment power over 3,424,597 shares of Common Stock with Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., BVF Investments, L.L.C. and Investment 10, LLC. This information is provided pursuant to an Amendment to Schedule 13D filed with the Securities and Exchange Commission on December 10, 2001.
 (6) Includes 694,000 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days.
 (7) Includes 10,000 shares of Common Stock held by a trust of which Mr. D'Andrade is a trustee and 69,250 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days.
 (8) Includes 15,000 shares of Common Stock issuable to Aspen Venture Associates, L.P., the General Partner of Aspen Venture Partners, L.P., upon the exercise of options, 12,403 shares of Common Stock owned by Mr. Ferguson, 48,250 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days, 3,250 shares of Common Stock owned jointly by Mr. Ferguson and his spouse, 800 shares of Common Stock owned by Mr. Ferguson's spouse and 2,000 shares of Common Stock owned by Mr. Ferguson as custodian for his children. Mr. Ferguson has shared voting and investment power with respect to all such shares of Common Stock except that Mr. Ferguson has sole voting and investment power with respect to the 12,403 shares of Common Stock owned by him and the 48,250 shares of Common Stock issuable pursuant to options exercisable within 60 days and no voting and investment power with respect to the 800 shares held by his spouse.
 (9) Includes 60 shares of Common Stock owned by Mr. Fletcher's minor children and 57,000 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days.
(10) Includes 73,750 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days.
(11) Includes 82,600 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days.
(12) Includes 1,039,850 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days.

                      SECTION 16(a) BENEFICIAL OWNERSHIP
                             REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires AutoImmune's directors, executive officers and persons who own more than ten percent of a registered class of AutoImmune's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of AutoImmune. Officers, directors and greater than ten percent beneficial owners are required to furnish AutoImmune with copies of all Section 16(a) forms they file.

   To AutoImmune's knowledge, based solely on review of the copies of Section 16(a) reports furnished to AutoImmune and written representations that no other reports were required, during the fiscal year ended December 31, 2001, all
Section 16(a) filing requirements applicable to AutoImmune's executive officers, directors and greater than ten percent beneficial owners were timely satisfied, except that Henri Termeer filed a late Form 4 on April 2, 2002 reporting the receipt of 1000 stock options granted pursuant to the Nonemployee Director Plan.

                           PROPOSALS OF SHAREHOLDERS

   Proposals of shareholders intended to be presented at the next annual meeting of shareholders must be received by AutoImmune at its principal executive offices by December 12, 2002 for inclusion in the proxy statement and form of proxy relating to that meeting and must comply with the applicable requirements of the federal securities laws.

   The By-laws of AutoImmune specify when a shareholder must submit proposals (including nominees for election to the Board of Directors) for consideration at a shareholders' meeting in order for those proposals to be considered at the meeting. In order for a proposal to be considered at a shareholders' meeting, the shareholder making it must have given timely notice in writing to the Secretary of AutoImmune. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal mailing address of AutoImmune Inc., 1199 Madia Street, Pasadena, CA 91103, not less than 60 days nor more than 90 days prior to the meeting; except that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

                                 OTHER MATTERS

   The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than that shown above. However, if any such other business should come before the Annual Meeting, it is the intention of the persons named as proxies in the enclosed form of proxy to vote the proxies in respect of any such business in accordance with their best judgment.

   The cost of preparing, assembling and mailing this proxy material will be borne by AutoImmune. AutoImmune may solicit proxies otherwise than by use of the mail, in that certain officers and regular employees of AutoImmune, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. Such assistance may take the form of personal, telephonic or written solicitation or any combination thereof. All costs of solicitation will be borne by AutoImmune. AutoImmune will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which shares are beneficially owned by others, to send this proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

                                          By Order of the Board of Directors

                                          /s/ Constantine Alexander

                                          Constantine Alexander
                                          Secretary

April 11, 2002

                                                                      EXHIBIT A

                            AUDIT COMMITTEE CHARTER

   The Audit Committee shall be comprised of Directors who meet the independence and experience requirements of the Nasdaq National Market, Inc. and shall on behalf of the Board of Directors have responsibility for overseeing the corporation's accounting and financial reporting policies, procedures and practices and maintaining a direct line of communications between the Board of Directors and the corporation's independent accountants. Except as the Board of Directors may otherwise determine, the Audit Committee may make its own rules for the conduct of its business, but unless otherwise permitted by the Board, its business shall be conducted as nearly as may be in the same manner as the By-laws of the corporation provide for the conduct of business by the Board of Directors.

   The tasks of the Audit Committee shall include the following:

      1. The Audit Committee shall make recommendations to the Board of Directors with regard to the selection of the corporation's independent accountants. The Audit Committee shall monitor the independence of the corporation's independent accountants, including any relationship or services that may impact the objectivity and independence of the corporation's independent accountants. In furtherance thereof, the Audit Committee shall seek from the corporation's independent accountants a description of all relationships between the corporation's independent accountants and the corporation and shall actively engage in a dialog with the corporation's independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the corporation's independent accountants. These accountants shall be ultimately accountable to the Board of Directors of the corporation and the Audit Committee as representatives of the stockholders.

      2. The Audit Committee shall review the corporation's financial statements and the results of the independent audit, including the adequacy of internal controls and financial accounting policies. The Audit Committee shall review the corporation's annual audited financial statements with management and shall recommend to the Board of Directors whether these financial statements should be included in the corporation's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission.

      3. The Audit Committee shall, to the extent it deems appropriate, review reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

      4. The Audit Committee shall oversee or conduct special investigations or other functions at the request of the Board of Directors.

      5. The Audit Committee shall meet as a separate Committee at least once per year and as often as it deems necessary to carry out its duties. The Audit Committee shall make regular reports to the Board of Directors.

   The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the corporation or the corporation's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

   While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                                AUTOIMMUNE INC.

                ANNUAL MEETING OF SHAREHOLDERS -- May 23, 2002

              Proxy Solicited On Behalf of the Board of Directors

   The undersigned shareholder hereby appoints Robert C. Bishop and Heather A. Ellerkamp, and each of them individually, proxies for the undersigned, with full power of substitution and re-substitution, to represent the undersigned and to vote all shares of common stock of AUTOIMMUNE INC. ("AutoImmune") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of AutoImmune to be held on Thursday, May 23, 2002 and at any and all adjournments thereof (the "Meeting"), as follows:

1. Election of Directors. Nominees:

 Robert C. Bishop, Ph.D.    Hugh A. D'Andrade    Allan R. Ferguson    R. John
                         Fletcher    Henri A. Termeer

                  [_] FOR                       [_] WITHHELD

[_]  FOR, except vote withheld for the following nominee(s), if any:

--------------------------------------------------------------------------------

2. Authorizing proxyholders to vote in their discretion as to such matters as may properly come before the Meeting, other than proposals of which AutoImmune has received proper notice in accordance with its By-laws.

   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR AND SHALL BE DEEMED TO AUTHORIZE THE PROXYHOLDERS TO VOTE IN THEIR DISCRETION AS TO ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING TO THE EXTENT PERMITTED BY APPLICABLE LAW.

                            PLEASE SIGN ON REVERSE

                                                  ==============================
                                                          Signature(s)
                                                  Date: __________ , 2002

                                                  NOTE:  Please sign exactly as
                                                  name or names appear above.
                                                  When signing as Attorney,
                                                  Executor, Trustee, Guardian,
                                                  or Officer of a corporation,
                                                  please give your title. For
                                                  joint accounts, all named
                                                  holders should sign.

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  PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.